EXHIBIT 99.1

----------------------------------
CASE  NAME:  NTELOS Inc. et al.                                    ACCRUAL BASIS
----------------------------------
CASE  NUMBER:  03-32094-DOT                                            31-Mar-03
----------------------------------
JUDGE:
----------------------------------


                         UNITED STATES BANKRUPTCY COURT



                          Eastern District of Virginia

                     _______________ DIVISION_______________

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: March 31, 2003



             IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED
             STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I
              HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT
                (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE
                 ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
                KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
              COMPLETE [1]. DECLARATION OF THE PREPARER (OTHER THAN
             RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH
                           PREPARER HAS ANY KNOWLEDGE



RESPONSIBLE  PARTY:
/s/ Michael B. Moneymaker                               Senior VP & Chief Financial Officer
-------------------------------------------            ------------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                            TITLE

Michael B. Moneymaker                                              April 30, 2003
-------------------------------------------            ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE



PREPARER:

--------------------------------------------
                                                       ------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                      TITLE


--------------------------------------------           ------------------------------------
PRINTED NAME OF PREPARER                                                DATE





                            Chapter 11 Filings
                            Ntelos Inc., et al

Note that the attached monthly operating report for NTELOS Inc. and its Subsidiaries is on a consolidated basis. These Subsidiaries are indicated below along with the corresponding case numbers.


             Case No.                         Debtor
           --------------    ------------------------------------------

     1     03-32115          Botetourt Leasing, Inc.
     2     03-32111          NA Communications, Inc.
     3     03-32105          NTELOS Cable Inc.
     4     03-32099          NTELOS Cable of Virginia Inc.
     5     03-32100          NTELOS Communications Services Inc.
     6     03-32107          NTELOS Cornerstone Inc.
     7     03-32094          NTELOS Inc.
     8     03-32104          NTELOS Licenses Inc.
     9     03-32101          NTELOS NetAccess Inc.
    10     03-32103          NTELOS Network Inc.
    11     03-32097          NTELOS of Kentucky Inc.
    12     03-32096          NTELOS of Maryland Inc.
    13     03-32108          NTELOS PCS Inc.
    14     03-32098          NTELOS PCS North Inc.
    15     03-32102          NTELOS Telephone Inc.
    16     03-32095          NTELOS Wireless Inc.
    17     03-32119          R&B Cable, Inc.
    18     03-32106          R&B Communications, Inc.
    19     03-32114          R&B Network, Inc.
    20     03-32093          Richmond 20MHz, LLC
    21     03-32112          Roanoke & Botetourt Telephone Company
    22     03-32121          The Beeper Company
    23     03-32123          Virginia PCS Alliance, L.C.
    24     03-32109          Virginia RSA 6 Cellular Limited Partnership
    25     03-32131          Virginia Telecommunications Partnership
    26     03-32127          West Virginia PCS Alliance, L.C.

C-O-N-F-I-D-E-N-T-I-A-L

NTELOS Inc. (Debtor-In-Possession)
Condensed Consolidated Comparative Balance Sheets (1)
 (Amounts in thousands)



                                                                       March 3, 2003              March 31, 2003
                                                                   -----------------------    ------------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                                      $ 17,215                    $ 24,838
  Accounts receivable                                                              33,275                      33,243
  Other accounts receivable                                                         4,928                       3,049
  Materials and supplies                                                            2,161                       2,039
  Prepaid expenses and other                                                        4,446                       6,405

                                                                   -----------------------    ------------------------

                                                                                   62,025                      69,574

  Securities and investments                                                        8,348                       8,362

PROPERTY AND EQUIPMENT
  In service                                                                      563,009                     569,661
  Under construction                                                               17,201                      16,828
                                                                   -----------------------    ------------------------
                                                                                  580,210                     586,489

  Less:  Accumulated depreciation                                                 149,142                     156,333
                                                                   -----------------------    ------------------------
                                                                                  431,068                     430,156


OTHER ASSETS
  Goodwill                                                                         86,016                      86,016
  Other intangible assets                                                           1,810                       1,793
  Deferred income tax receivable                                                    7,772                       7,485
  Deferred charges                                                                 18,925                      18,866
  Radio spectrum licenses not in service                                            7,112                       7,107
  Radio spectrum licenses in service                                              107,234                     107,234
  Other radio spectrum licenses                                                     2,485                       2,441
                                                                   -----------------------    ------------------------
Other Assets                                                                      231,354                     230,942
                                                                   -----------------------    ------------------------
  TOTAL ASSETS                                                                  $ 732,795                   $ 739,034
                                                                   =======================    ========================

C-O-N-F-I-D-E-N-T-I-A-L

NTELOS Inc. (Debtor-In-Possession)
Condensed Consolidated Comparative Balance Sheets (1)
(Amounts in thousands)

                                                                          March 3, 2003             March 31, 2003
                                                                 -----------------------   ------------------------

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Liabilities Subject to Compromise                                           $ 1,078,175                $ 1,056,761
Liabilities Not Subject to Compromise:
 Accounts payable                                                                     -                      9,778
 Customer deposits                                                                    -                      2,015
 Advance billings                                                                     -                      9,365
 Accrued interest                                                                     -                        543
 Accrued payroll                                                                      -                      1,620
 Accrued taxes, other                                                                 -                        125
 Other accrued liabilities                                                            -                      1,981
 Current income tax payable                                                           -                        106
 Deferred revenues                                                                    -                      1,106
                                                                 -----------------------   ------------------------
Total Liabilities Not Subject to Compromise                                            -                     26,639
                                                                 -----------------------   ------------------------
                                                                              1,078,175                  1,083,400

LONG-TERM DEBT                                                                   11,958                     11,958

OTHER LONG TERM LIABILITIES                                                           -                      6,114


MINORITY INTERESTS                                                                  523                        503

Redeemable, Convertible Preferred Stock                                               -                          -

SHAREHOLDERS' DEFICIT
 Stock warrants                                                                  22,874                     22,874
 Common Stock                                                                   182,381                    182,381
 Accum other comprehensive loss                                                 (15,366)                   (14,914)
 Retained deficit                                                              (547,750)                  (553,282)
                                                                 -----------------------   ------------------------
                                                                               (357,861)                  (362,941)
                                                                 -----------------------   ------------------------
TOTAL LIABILITIES AND
 SHAREHOLDERS' DEFICIT                                                        $ 732,795                  $ 739,034
                                                                 =======================   ========================

(1) The Debtor's ongoing balance sheet review and reconciliation procedures may reveal additional required balance sheet reclassifications.

NTELOS Inc. (Debtor-In-Possession)
Consolidated Statement of Operations
Fiscal Period March 4, 2003 to March 31, 2003


GROSS OPERATING REVENUE
  WIRELINE COMMUNICATIONS                                  $ 7,901,269
  WIRELESS COMMUNICATIONS                                   14,437,809
  OTHER COMMUNICATION SERVICES                                 467,668
                                                       ----------------
TOTAL GROSS OPERATING REVENUES                              22,806,746 (1)

OPERATING EXPENSES
   Cost of Sales                                             3,130,969
   Access                                                    1,894,470
   Advertising, Marketing and External Relations               932,575
   Retention                                                   378,887
   Cell Site                                                 1,204,564
   Contracted Services                                         223,335
   Directory                                                    66,740
   Intercompany Eliminations                                  (522,315)(1)
   Materials & supplies                                        176,182
   Operating taxes                                             492,069
   Postage & Freight                                           122,361
   Professional fees                                           124,896
   Rent                                                        406,317
   Repairs & Maintenance                                       284,467
   Roamer Administration                                        99,792
   Salaries, Wages & Benefits
   Salaries & Wages                                          3,083,359
   Capitalized Labor                                          (503,055)
   Benefits                                                    901,815
   MIP                                                         221,299
   Sal & Wages - I/C Svcs                                         (510)
   Selling expenses                                          1,036,231
   Telephone - Wireline & Wireless                             268,023
   Recruiting, Training and T&E                                 65,239
   Utilities                                                    73,554
   Vehicle                                                      89,650
   Corporate and other                                         962,417
                                                       ----------------
TOTAL OPERATING EXPENSES                                    15,213,331
                                                       ----------------

EBITDA Before Allocations                                    7,593,415 (3)

                                                       ----------------
Total Allocations                                              (45,220)

EBITDA Before Restructuring Charges                          7,638,635 (3)

   Restructuring Charges                                     1,626,424

                                                       ----------------
EBITDA                                                       6,012,211 (3)

OTHER INCOME/EXPENSE
Equity earnings-investees                                            -
Equity earnings from VA PCS                                          -
Equity earnings from WV PCS                                          -
Depreciation & Amortization                                 (6,711,151)
Dividend and Interest Income                                   (18,283)
Interest Expense                                            (1,830,917)
Capitalized interest                                            (5,030)
Gain/loss on investment                                        (97,085)
Gain on sale of business                                        (4,308)
Other Income/(Expense)                                          20,063
                                                       ----------------
TOTAL OTHER INCOME/(EXPENSE)                                (8,646,711)

                                                       ----------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INC TAXES & MINORITY INTERESTS                       (2,634,500)

  Income Taxes                                                 165,013
  Minority Interests                                           (20,523)
                                                       ----------------

INCOME FROM CONTINUING OPERATIONS                           (2,778,990)
                                                       ----------------

  Cumulative Effect of an Accounting Change                 (2,753,405)(2)
                                                       ----------------
NET INCOME BEFORE PREFERRED DIVIDEND                        (5,532,395)
Redeemable preferred dividend                                        -
                                                       ----------------
NET INCOME AVAILABLE TO COMMON OWNERS                     $ (5,532,395)
                                                       ================

(1) The revenues reflected in this statement have been reduced by I/C revenue eliminations of $522,315. There is no EBITDA (3) impact from these eliminations.


Note: the following footnotes (footnotes 2 and 3) were not included in the Monthly Operating Report filed with the bankruptcy court, but have been added to this filing to further explain certain financial measures.


(2) Effective January 1, 2003 the Company changed its method of accounting for asset retirement obligations in accordance with FASB Statement No. 143, Accounting for Asset Retirement Obligations. Previously, the Company had been recognizing amounts related to asset retirement obligations as operating expense when the specific work was performed. Under the new accounting method, the Company now recognizes asset retirement obligations in the period in which they are incurred if a reasonable estimate of a fair value can be made. In March 2003, the Company recorded the effect of the adoption of this standard as of January 1, 2003 in its statement of operations by reporting a $2.7 million charge for the cumulative effect of this accounting change. Additionally, $5.6 million of asset retirement obligations and retirement obligation assets with the net book value of $2.9 million were recorded.

(3)  EBITDA represents income from continuing operations before Minority
     Interests, Income Taxes, Other Income/(Expense), Gain on sale of Business,
     Gain/loss on investment, Capitalized interest, Interest Expense, Dividend and Interest Income and Depreciation and Amortization. The Company references non-GAAP measures, such as EBITDA, to measure operating performance. Management believes EBITDA to be a meaningful indicator of the Company's performance that provides useful information to investors regarding the Company's financial condition and results of its operations.
     Presentation of EBITDA is consistent with the Company's past practice and EBITDA is a non-GAAP measure commonly used in the communications industry and by financial analysts and others who follow the industry to measure operating performance. EBITDA should not be construed as an alternative to income from continuing operations or as a measure of liquidity.

        NTELOS Inc. and Subsidiaries (Debtors-in-Possession)
             AS REPORTED Consolidating Income Statement
            Fiscal period March 4, 2003 to March 31, 2003


                                                 Consolidated           Telephone(1)         Network(2)           CLEC(3)
                                            ------------------------------------------------------------------------------

TOTAL GROSS OPERATING REVENUES                     22,806,747           4,195,809            799,071          1,985,508

OPERATING EXPENSES
    Cost of Sales                                   3,130,969                   -                  -                  -
Access                                              1,894,470              90,735             27,588            930,969
Advertising, Marketing & External Relations           932,574               2,989                400              6,801
Retention                                             378,886                   -                  -                  -
Cell Site                                           1,204,564                   -                  -                  -
Contracted Services                                   223,334              33,147             11,403                489
Directory                                              66,739              66,652                  -                 87
Intercompany Eliminations                            (522,315)                  -                  -                  -
Materials & supplies                                  176,184              10,372                139                134
Operating taxes                                       492,070              59,096             14,376             33,227
Postage & Freight                                     122,362               1,723                  -                125
Professional fees                                     124,896              46,511              1,247                  -
Rent                                                  406,318              87,146            (26,414)            18,429
Repairs & Maintenance                                 284,468              45,973             15,169              4,123
Roamer Administration                                  99,791                   -                  -                  -
Salaries, Wages & Benefits                          3,703,417           1,068,332              6,897             80,051
Sal & Wages - I/C Svcs                                   (511)            (62,426)            23,925             43,866
Selling expenses                                    1,036,230               3,364              6,233             19,506
Telephone - Wireline & Wireless                       268,022              31,120             13,913              1,720
Recruiting, Training and T&E                           65,240               9,475                122              2,936
Utilities                                              73,555              28,118              1,106                119
Vehicle                                                89,651              19,791              2,462              2,816
Corporate and other                                   962,418              47,529              1,600              2,468
                                            ------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                           15,213,332           1,589,647            100,166          1,147,866

Total Allocations                                     (45,219)           (293,546)           132,483            355,040

EBITDA before restructuring charges(12)             7,638,634           2,899,708            566,422            482,602

Restructuring Charges                               1,626,424                   -                  -                  -

EBITDA - 2003(12)                                   6,012,210           2,899,708            566,422            482,602

Equity earnings-investees                                   -                   -                  -                  -
Equity earnings from PCS                                    -                   -                  -                  -
Depreciation & Amortization                        (6,711,151)           (749,494)          (279,710)          (261,954)
Dividend and Interest Income                          (18,283)            289,290           (193,824)          (217,903)
Interest Expense                                   (1,830,917)            (53,075)                 -               (873)
Capitalized interest                                   (5,030)              3,438                845                 93
Gain on sale of business                               (4,308)                  -                  -                  -
Gain/Loss on Sale of Assets                           (97,085)                  -                  -             (1,834)
Other Income/(Expense)                                 20,063               6,573                  -                  -
                                            ------------------------------------------------------------------------------
TOTAL OTHER INCOME/EXPENSE                         (8,646,711)           (503,268)          (472,689)          (482,471)

NET INCOME BEFORE INCOME TAXES &
MINORITY INTERESTS                                 (2,634,501)          2,396,440             93,733                131

  Income Taxes                                        165,013                   -                  -                  -
  Minority Interests                                  (20,523)                  -                  -                  -
                                            ------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                  (2,778,991)          2,396,440             93,733                131
                                            ------------------------------------------------------------------------------
Cumulative Effect of an Accounting Change(11)      (2,753,406)            (57,311)           (28,485)          (138,070)
Redeemable Preferred Dividend                               -                   -                  -                  -
                                            ------------------------------------------------------------------------------
NET INCOME AVAILABLE TO COMMON OWNERS            $ (5,532,397)         $2,339,129           $ 65,248         $ (137,939)
                                            ==============================================================================


                                                    Internet(4)         Wrless PCS(5)         Other Wrls(6)        Paging(7)
                                            -----------------------------------------------------------------------------------

TOTAL GROSS OPERATING REVENUES                     1,410,596              14,447,579                   -           89,490

OPERATING EXPENSES
    Cost of Sales                                          -               3,130,969                   -                -
Access                                               452,544                 381,467                   -           10,264
Advertising, Marketing & External Relations           12,347                 906,797                   -            1,934
Retention                                                  -                 368,014              10,872                -
Cell Site                                                  -               1,189,411                   -            7,351
Contracted Services                                      247                  47,045              36,145                -
Directory                                                  -                       -                   -                -
Intercompany Eliminations                                 23                       -                   -                -
Materials & supplies                                   7,818                  26,390              18,160                -
Operating taxes                                       15,268                 310,196               7,270            2,060
Postage & Freight                                         35                  21,527              26,764                -
Professional fees                                     (1,325)                  5,500                   -                -
Rent                                                   4,635                 208,754              32,192            2,248
Repairs & Maintenance                                      -                 167,432              16,049                -
Roamer Administration                                      -                  87,833              11,958                -
Salaries, Wages & Benefits                            37,309                 844,518             698,012              (28)
Sal & Wages - I/C Svcs                                (4,554)                    407                   -            2,515
Selling expenses                                      24,795                 935,523               4,263             (377)
Telephone - Wireline & Wireless                        2,452                  74,938              24,798                -
Recruiting, Training and T&E                             126                  11,635              17,844                -
Utilities                                              1,046                  23,764              12,334                -
Vehicle                                                1,324                  35,944               2,089                -
Corporate and other                                    7,207                  89,030              15,265                -
                                            -----------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                             561,297               8,867,094             934,015           25,967

Total Allocations                                    312,037               1,766,077            (910,897)          34,683

EBITDA before restructuring charges(12)              537,262               3,814,408             (23,118)          28,840

Restructuring Charges                                      -                       -                   -                -

EBITDA - 2003(12)                                    537,262               3,814,408             (23,118)          28,840

Equity earnings-investees                                  -                       -                   -                -
Equity earnings from PCS                                   -              (3,946,904)          3,946,904                -
Depreciation & Amortization                         (233,344)             (4,658,223)            (30,901)          (3,471)
Dividend and Interest Income                        (126,372)             (2,983,790)         (5,274,741)           2,081
Interest Expense                                           -                (121,250)                 (1)               -
Capitalized interest                                       -                 (10,194)                  -                -
Gain on sale of business                                   -                  (4,308)                  -                -
Gain/Loss on Sale of Assets                                -                 (93,922)                  -                -
Other Income/(Expense)                                     -                       -                   -                -
                                            -----------------------------------------------------------------------------------
TOTAL OTHER INCOME/EXPENSE                          (359,716)            (11,818,591)         (1,358,739)          (1,390)

NET INCOME BEFORE INCOME TAXES &
MINORITY INTERESTS                                   177,546              (8,004,183)         (1,381,857)          27,450

  Income Taxes                                             -                 119,448               1,260                -
  Minority Interests                                       -                       -            (724,264)               -
                                            -----------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                    177,546              (8,123,631)           (658,853)          27,450
                                            -----------------------------------------------------------------------------------
Cumulative Effect of an Accounting Change(11)              -              (2,521,555)             (7,985)               -
Redeemable Preferred Dividend                              -                       -                   -                -
                                            -----------------------------------------------------------------------------------
NET INCOME AVAILABLE TO COMMON OWNERS               $177,546           $ (10,645,186)         $ (666,838)        $ 27,450
                                            ===================================================================================


                                                   Other(8)        Holding Co(9)           Elim's(10)
                                            ---------------------------------------------------------

TOTAL GROSS OPERATING REVENUES                   286,917                72,157             (480,380)

OPERATING EXPENSES
    Cost of Sales                                      -                     -                    -
Access                                               903                     -                    -
Advertising, Marketing & External Relations          450                   856                    -
Retention                                              -                     -                    -
Cell Site                                          7,802                     -                    -
Contracted Services                                9,606                85,252                    -
Directory                                              -                     -                    -
Intercompany Eliminations                              -                     -             (522,338)
Materials & supplies                                 967               112,204                    -
Operating taxes                                   12,747                37,830                    -
Postage & Freight                                      -                72,188                    -
Professional fees                                  2,778                70,185                    -
Rent                                              38,386                40,942                    -
Repairs & Maintenance                             10,782                24,940                    -
Roamer Administration                                  -                     -                    -
Salaries, Wages & Benefits                        59,956               908,370                    -
Sal & Wages - I/C Svcs                            (3,827)                 (417)                   -
Selling expenses                                     935                    30               41,958
Telephone - Wireline & Wireless                    6,654               112,427                    -
Recruiting, Training and T&E                           2                23,100                    -
Utilities                                          2,656                 4,412                    -
Vehicle                                            6,293                18,932                    -
Corporate and other                               24,301               775,018                    -
                                            ---------------------------------------------------------
TOTAL OPERATING EXPENSES                         181,391             2,286,269             (480,380)

Total Allocations                                 62,767            (1,503,863)                   -

EBITDA before restructuring charges(12)           42,759              (710,249)                   -

Restructuring Charges                                  -             1,626,424                    -

EBITDA - 2003(12)                                 42,759            (2,336,673)                   -

Equity earnings-investees                              -              (724,264)             724,264
Equity earnings from PCS                               -            (6,687,277)           6,687,277
Depreciation & Amortization                      (84,845)             (409,209)                   -
Dividend and Interest Income                       2,845             8,484,131                    -
Interest Expense                                    (109)           (1,655,609)                   -
Capitalized interest                                   -                   788                    -
Gain on sale of business                               -                     -                    -
Gain/Loss on Sale of Assets                           91                (1,420)                   -
Other Income/(Expense)                                 -                 6,666                6,824
                                            ---------------------------------------------------------
TOTAL OTHER INCOME/EXPENSE                       (82,018)             (986,194)           7,418,365

NET INCOME BEFORE INCOME TAXES &
MINORITY INTERESTS                               (39,259)           (3,322,867)           7,418,365

  Income Taxes                                         -                44,305                    -
  Minority Interests                                   -                     -              703,741
                                            ---------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                (39,259)           (3,367,172)           6,714,624
                                            ---------------------------------------------------------
Cumulative Effect of an Accounting Change(11)          -                     -                    -
Redeemable Preferred Dividend                          -                     -                    -
                                            ---------------------------------------------------------
NET INCOME AVAILABLE TO COMMON OWNERS          $ (39,259)         $ (3,367,172)         $ 6,714,624
                                            =========================================================

(1)  The debtors included in this segment are: NTELOS Telephone Inc. and Roanoke
     & Botetourt Telephone Company.

(2)  The debtors included in this segment are: R&B Network, Inc., NTELOS Network
     Inc. (VA Network operations), NTELOS Wireless Inc. (WV Network operations owned by NTELOS Wireless Inc.), Virginia Telecommunications Partnership, &
     VITAL.

(3) The debtors included in this segment are: R&B Network, Inc.(R&B CLEC operations), NA Communications, Inc., NTELOS Network Inc. (VA CLEC operations), & NTELOS Wireless Inc. (WV CLEC operations which are actually owned by NTELOS Wireless Inc.).

(4) The debtors included in this segment are: R&B Communications, Inc. (R&B ISP operations), NTELOS Network Inc.(VA ISP operations), NTELOS Cornerstone
     Inc., & NTELOS Wireless Inc. (WV ISP operations which are actually owned by
     NTELOS Wireless Inc.).

(5)  The debtors included in this segment are: Richmond 20MHz, LLC, VA RSA 6
     Cellular Limited P'ship, Virginia PCS Alliance, L.C., West Virginia PCS
     Alliance, L.C., & NTELOS PCS North Inc.

(6) The debtors included in this segment are: NTELOS Wireless Inc. (represents books of Wireless corporate/shared functions).

(7) The debtors included in this segment are: NTELOS Wireless Inc. (represents the primary paging market operations) & The Beeper Company.

(8)  The debtors included in this segment are: NTELOS Communications Services
     Inc., NTELOS Cable of Virginia Inc., NTELOS Cable Inc., & R&B Cable, Inc.

(9)  The debtors included in this segment are: NTELOS Inc., & R&B
     Communications, Inc. (R&B Holding Company operations).

(10) This segment contains intercompany eliminations only.

Note: the following footnotes (footnotes 11 and 12) were not included in the Monthly Operating Report filed with the bankruptcy court, but have been added to this filing to further explain certain financial measures.

(11) Effective January 1, 2003 the Company changed its method of accounting for asset retirement obligations in accordance with FASB Statement No. 143, Accounting for Asset Retirement Obligations. Previously, the Company had been recognizing amounts related to asset retirement obligations as operating expense when the specific work was performed. Under the new accounting method, the Company now recognizes asset retirement obligations in the period in which they are incurred if a reasonable estimate of a fair value can be made. In March 2003, the Company recorded the effect of the adoption of this standard as of January 1, 2003 in its statement of operations by reporting a $2.7 million charge for the cumulative effect of this accounting change. Additionally, $5.6 million of asset retirement obligations and retirement obligation assets with the net book value of $2.9 million were recorded.

(12) EBITDA represents income from continuing operations before Minority
     Interests, Income Taxes, Other Income/(Expense), Gain on sale of Business,
     Gain/loss on investment, Capitalized interest, Interest Expense, Dividend and Interest Income and Depreciation and Amortization. The Company references non-GAAP measures, such as EBITDA, to measure operating performance. Management believes EBITDA to be a meaningful indicator of the Company's performance that provides useful information to investors regarding the Company's financial condition and results of its operations.
     Presentation of EBITDA is consistent with the Company's past practice and EBITDA is a non-GAAP measure commonly used in the communications industry and by financial analysts and others who follow the industry to measure operating performance. EBITDA should not be construed as an alternative to income from continuing operations or as a measure of liquidity.


                       NTELOS Inc. (Debtor-In-Possession)
                                    03/31/03
                                    Cash Flow

------------------------------------------------------------------------------
                                                        Mar. 4-31, '03
                                                  ----------------------------

------------------------------------------------------------------------------

CASH BALANCE, BEGINNING                                                15,953

OPERATIVE INFLOWS

             HORIZON                                                   $3,000
             AT&T                                                         452
             CUSTOMER RECEIPTS                                         21,802
             TOTAL INFLOWS                                             25,255

OPERATIVE OUTFLOWS

             Cost of Sales-Handsets & Accessories                      (1,648)
             Advertising & Marketing                                      (67)
             Rent/Cell Site                                            (1,313)
             Salaries & Benefits                                       (4,049)
             Operating Taxes                                           (1,622)
             Other                                                     (6,219)

             TOTAL OUTFLOWS                                           (14,919)

FINANCIAL AND ADVISOR EXPENSES
             INTEREST LTD                                              (1,710)
             JLL                                                            0
             FCC                                                            0
             RUS/RTB                                                        0
             FEES                                                         (70)
             DEBT REPAYMENT-SR. CREDIT FACILITY                          (250)
             ADVISOR & BANK FEES                                         (672)

                                                  ----------------------------
             TOTAL FINANCIAL AND ADVISOR EXPENSES                      (2,702)
                                                  ----------------------------

OPERATING CASH FLOW BEFORE CAP EX                                       7,635

                                                  ----------------------------
TOTAL CAP EX                                                             (125)
                                                  ----------------------------

TOTAL OPERATIVE OUTFLOWS                                              (17,745)

OPERATING CASH FLOW                                                     7,509

                                                  ----------------------------

CASH BALANCE, ENDING                                                   23,462

------------------------------------------------------------------------------
     Deposits in Transit & other reconciling items                      1,377
                                                  ----------------------------
                  Balance per Financial Statements                     24,839
                                                  ----------------------------

-------------------------------
CASE NAME: NTELOS Inc. et al.                                    ACCRUAL BASIS-4
-------------------------------
CASE NUMBER: 03-32094-DOT                                               03/31/03
-------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE         3/31/2003       4/30/2003       5/31/2003
                                                                               ----------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                                          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
1.                 0-30                                                            $ 21,298,047
-----------------------------------------------------------------------------------------------------------------------------
2.                 31-60                                                             10,980,597
-----------------------------------------------------------------------------------------------------------------------------
3.                 61-90                                                              2,087,902
-----------------------------------------------------------------------------------------------------------------------------
4.                 91+                                                               19,498,038
-----------------------------------------------------------------------------------------------------------------------------
5.                 TOTAL  ACCOUNTS  RECEIVABLE                      33,190,045       53,864,584            -               -
-----------------------------------------------------------------------------------------------------------------------------
6.                 AMOUNT  CONSIDERED  UNCOLLECTIBLE                                 20,621,728
-----------------------------------------------------------------------------------------------------------------------------
7.                 ACCOUNTS  RECEIVABLE  (NET)                    $ 33,190,045     $ 33,242,856          $ -             $ -
-----------------------------------------------------------------------------------------------------------------------------


NTELOS Inc.
Cautionary Statement

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for a period which is shorter than those contained in the Company's reports pursuant to the Securities
Exchange Act of 1934, as amended ("Exchange Act"). The information contained in the Operating Report might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements. Results set forth in the Operating Report should not be viewed as indicative of future results.

Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act.
Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by representatives of the Company, may contain "forward-looking statements" concerning the Company's future expectations, financial and operating projections, plans, strategies and the trading market for its securities, including the Company's ability to finalize the terms of a plan of reorganization acceptable to the Company's senior noteholders and bank group. Forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those relating to (i) the impact of the bankruptcy filing on the Company's business, (ii) the interest of market makers and others in maintaining an active market for the Company's securities, (iii) the Company's ability to operate under debtor-in-possession financing, (iv) the Company's ability to develop, prosecute, confirm and consummate a plan of reorganization, (v) the Company'ability to maintain vendor, lessor and customer relationships while in bankruptcy, (vi) the additional expenses associated with bankruptcy as well as the possibility of unanticipated expenses, and (vii) market conditions and competition in the communications industry generally and those set forth in documents filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results, performance or achievements of the Company to differ materially from those expressed or implied by such forward-looking statements.
The Company undertakes no obligation to revise or update such forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. The
Company's objective has been to achieve the highest possible recoveries for all creditors and shareholders, consistent with its ability to pay and the continuation of its business. However, there can be no assurance that the Company will be able to attain these objectives or achieve a successful reorganization, especially with respect to achieving any recovery at all for shareholders. Further, it is very possible that the liabilities of the Company will be found in the bankruptcy case to exceed the fair value of its assets.
This would result in claims being paid at less than 100% of their face value and holders of equity securities being entitled to little or no recovery and their claims being cancelled for little or no consideration. At this time, it is not possible to predict the outcome of the bankruptcy proceedings, in general, or the effect of such proceedings on the business of the Company or on the interests of creditors and shareholders.